Evergreen Select Small Cap Growth Fund Annual Report as of September 30, 2002

table of contents
1	LETTER TO SHAREHOLDERS
4	FUND AT A GLANCE
6	PORTFOLIO MANAGER INTERVIEW
9	FINANCIAL HIGHLIGHTS
10	SCHEDULE OF INVESTMENTS
13	STATEMENT OF ASSETS AND LIABILITIES
14	STATEMENT OF OPERATIONS
15	STATEMENT OF CHANGES IN NET ASSETS
16	NOTES TO FINANCIAL STATEMENTS
19	INDEPENDENT AUDITORS’ REPORT

This annual report must be preceded or accompanied by a prospectus of the Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

Mutual Funds:
NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment
Management Company, LLC. Copyright 2002.

Evergreen mutual funds are distributed by Evergreen Distributor, Inc.,
90 Park Avenue, 10th Floor, New York, NY 10016.

LETTER TO SHAREHOLDERS

November 2002

William M. Ennis President and Chief Executive Officer	Dennis H. Ferro President and Chief Investment Officer

Dear Evergreen Shareholder,

We are pleased to provide the annual report for the Evergreen Select Small Cap Growth Fund, which covers the 12-month period ended September 30, 2002.

Market analysis

The past 12-month period has arguably been one of the most difficult periods in the history of the equity markets. Investors have been confronted with terrorism, a slowing economy, weak earnings, accounting scandals, and the possibility of war with Iraq. In attempting to deal with each of these obstacles, the equity markets have alternately plunged and surged.

The first challenge for equity investors over the past year was the aftermath of September 11. After a significant sell-off, the equity markets soared in the fourth quarter of 2001. Low rates, mild inflation and purchase incentives propelled consumption higher, while signs of an economic rebound improved investor confidence. Solid gains, though, were quickly put into question as Enron’s financial irregularities emerged. At first, it appeared the accounting problems at Enron and its auditor, Arthur Andersen, would just be an isolated incident. But as details surfaced, and other instances of corporate misdeeds arose, investors were soon glued to their televisions watching Congressional hearings. Investor confidence fell, and the markets lost momentum.

Signs of economic strength, however, were very evident in early 2002. Improved activity was seen in manufacturing, and retail sales continued to surprise on the upside. In addition, the U.S. appeared to have attained initial success in the war against terror, as the Taliban was ousted from control in Afghanistan. All of these positives were soon lost on investors as the second quarter witnessed a stark slowdown in economic growth and the accounting scandals widened with WorldCom’s announcement of more

LETTER TO SHAREHOLDERS continued

than $3 billion in erroneous accounting. This proved to ultimately break the spirit of investors, who began to question the veracity of all management teams throughout corporate America. As a result, performance in July was exceptionally poor, as disappointing second quarter economic statistics were accompanied by little momentum in corporate earnings. In Washington, President Bush signed the Sarbanes-Oxley Act of 2002, which among other things, required corporate CEOs and CFOs to attest to the accuracy of their financial statements on a quarterly basis. We believe this will prove to be a monumental initial step in improving investor confidence going forward.

Fears of terrorism and escalating tensions with Iraq, however, soon overwhelmed corporate credibility as the major enemies of the equity markets. Drastically reduced earnings expectations compounded investors’ fears, and by the close of the third quarter, each of the major market indexes lost more than 15% during the quarter.

We continue to project a moderate economic recovery, with gross domestic product (GDP) growth in the range of 3% through next year. Accompanying this level of growth could be continued low inflation and a Federal Reserve Board that could remain accommodating into early 2003. Moreover, this pace of recovery will likely provide investors with a return to more “normal” levels of profitability for U.S. corporations. We believe operating earnings for companies in the Standard & Poor’s 500 Index should increase in the range of 7% into next year, representing a return to historical trend rates of growth. These earnings per share (EPS) gains should be led by moderate improvement in demand, major cost cutting programs during the recession, and solid levels of productivity growth. The integrity of earnings should also be much improved.

Given this scenario, we encourage investors to remain fully diversified according to investment styles and asset classes. Proper asset allocation has proven over time to be the most successful strategy in order to participate in gains while minimizing risk. These times are challenging, and we believe the best way to position portfolios is to maintain their long-term investment strategies, paying particular attention

LETTER TO SHAREHOLDERS continued

to the investor’s time horizon. As the financial markets become more comfortable with the fundamentals of the moderate recovery, and geopolitical risks begin to subside, we believe disciplined, long-term investors will potentially be rewarded for their patience.

Diversification remains important

An environment like the past 12 months offers many reasons for building and maintaining a diversified portfolio, rather than trying to make investment decisions based on anticipated market movements. Exposure to various types of investments should remain a key component of a well-balanced portfolio. Establishing a Systematic Investment Plan* (SIP) could be an appropriate tool to help you achieve your investment goals. As with all investment decisions, remember to consult your financial advisor to develop a strategy that will support your long-term objectives.

Please visit our newly enhanced Web site, EvergreenInvestments.com, for more information about our funds and other investment products available to you. From the Web site, you can also access our quarterly online shareholder newsletter, Evergreen Events, through the “About Evergreen Investments” menu tab. Thank you for your continuing support of Evergreen Investments.

William M. Ennis
President and Chief Executive Officer
Evergreen Investment Company, Inc.

Dennis H. Ferro
President and Chief Investment Officer
Evergreen Investment Management Company, LLC

* A regular investment program neither provides assurance of making a profit nor guarantees against loss in a declining market. You should consider your ability to make regular investments through periods of fluctuating price levels before choosing any regular investment plan.

FUND AT A GLANCE

as of September 30, 2002

“We are paying close attention to valuation and plan to err on the side of conservatism while overlaying a disciplined risk management process on our activities. We will continue to examine not only the return potential of each holding, but the downside risk potential as well. We believe that sometime in 2003, we will see a pickup in economic growth that will lead to higher corporate earnings and an overall rebound in the market.”

MANAGEMENT TEAM

Thomas L. Holman
Small/Mid Cap Growth Team Lead Manager

CURRENT INVESTMENT STYLE2

PERFORMANCE AND RETURNS1

Portfolio Inception Date: 12/28/1995
Class I
Class Inception Date	12/28/1995

Average Annual Returns

1 year	-11.98%

5 year	-4.79%

Since Portfolio Inception	1.57%

1 Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Class I does not pay a 12b-1 fee.

2 Source: 2002 Morningstar, Inc.

Morningstar’s Style Box is based on a portfolio date as of 9/30/2002.

The equity Style Box placement is based on a fund’s price-to-earnings and price-to-book ratio relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

LONG-TERM GROWTH

Comparison of a $1,000,000 investment in Evergreen Select Small Cap Growth Fund Class I shares,1 versus a similar investment in the Russell 2000 Growth Index (Russell 2000 Growth) and the Consumer Price Index (CPI).

The Russell 2000 Growth is an unmanaged market index and does not include transaction costs associated with buying and selling securities, any mutual fund expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

Class I shares are only offered to investment advisory clients of an investment advisor of an Evergreen fund (or its advisory affiliates), through special arrangements entered into on behalf of Evergreen funds with certain financial services firms, certain institutional investors and persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994.

The fund’s investment objective is non-fundamental and may be changed without the vote of the fund’s shareholders.

Smaller capitalization stock investing may offer the potential for greater long-term results; however, it is also generally associated with greater price volatility due to the higher risk of failure.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

All data is as of September 30, 2002, and subject to change.

PORTFOLIO MANAGER INTERVIEW

How did the fund perform?

The fund’s Class I shares had a total return of -11.98% for the 12-month period ended September 30, 2002. During the same period, the Russell 2000 Growth Index (Russell 2000 Growth) returned -18.16%, and the median return of funds in Lipper’s small cap growth category was -16.91%. Lipper Inc. is an independent monitor of mutual fund performance.

What was the market environment during the period?

During the fourth quarter of 2001, we were excited to see strong economic numbers reported and we were looking for a good, cyclical recovery from steel, chemical, producer manufacturing and industrial equipment companies. We had positioned the portfolio for that type of recovery. As the year progressed, however, it turned out that those initial numbers were artificially inflated by inventory replenishment that lasted just a few months after the events of September 11. Subsequently, the vigor that had caused those numbers to rise faded, and the economic recovery for which we were positioned only lasted for a short time. Fortunately, we were nimble enough to capitalize on the run-up in those stocks and then reduce our positions as the positive economic data evaporated.

Throughout 2002, the Federal Reserve Board made no further moves to reduce rates, believing that it had already put in place all the monetary policy it could to fuel the economy. Since then, we have been waiting to see just how long it will take before the eventual recovery takes hold. Most of the year was a vacuum with no further rate cuts and no pick up in the economy. The stagnancy was only made worse by deteriorating investor confidence after multiple reports about fraudulent accounting practices, which had a significant impact on the markets in the short run. In reaction to these reports, we reexamined the portfolio’s holdings, scouring the financials of each company. Through our analysis, we did not see evidence of questionable accounting practices and our confidence was restored.

PORTFOLIO CHARACTERISTICS
(as of 9/30/2002)

Total Net Assets	$106,182,046

Number of Holdings	65

Beta	1.31

R-squared	0.40

P/E Ratio	20.2x

What factors affected the fund’s performance?

On an absolute basis we were disappointed in the fund’s returns, but on a relative basis we have demonstrated that we have the process in place to identify companies that generate strong internal returns and a sustainable competitive advantage. In this environment, while we wait for economic growth, we are adhering to our strategy. Once we identify companies with the right characteristics, we are paying careful attention to valuation and being patient to wait until stocks trade at attractive levels to purchase. The final part of the strategy involves diligently taking profits when the price targets have been hit. In a declining market, having a disciplined buy and sell procedure and doing the analytic work to support those decisions can make a huge

PORTFOLIO MANAGER INTERVIEW continued

difference in performance. It is bittersweet to add value above and beyond the benchmark and still be returning negative numbers.

Which areas contributed positively to the fund’s performance?

Over the course of the year our weighting in the industrial sector tracked that of the Russell 2000 Growth, but superior stock picking helped us beat the benchmark’s return. Our holdings in this sector lean toward the consumer side of this category. In the industrial sector, we have found companies that are not necessarily glamorous or high growth, but that continue their daily grind and are able to perform well because the high rates of return provide internally generated cash flows to grow their businesses. Post-secondary education stocks, such as Career Education, up 74% for the 12-month period, and Education Management, up 45% for the period, fall into this category. Coinstar, which operates a fully automated network of self-service coin counting machines, is another example of a company with good returns and strong cash flows. They have a sound business model and a competitive advantage that makes it close to impossible for a competitor to replicate the network of machines already in supermarkets nationwide.

Similarly, allocations in the consumer discretionary sector were in line with the benchmark, but stock picking was the differentiator. Our best performing holding in this category was Winnebago Industries, the leading manufacturer of recreational vehicles, up 85.2% for the year. Although the RV industry is cyclical, it typically emerges from an economic slump ahead of other companies because it receives a double benefit at the trough of an economic cycle. Low interest rates facilitate major purchases and lower fuel prices resulting from diminished demand for oil-related goods provide an attractive total cost of ownership proposition to prospective customers. Another good performer in this sector was Harman International, up 54.8% for the year, which makes high-fidelity audio products and audio systems as well as integrated infotainment systems for many of the major automotive makers. We have seen good performance from many retail holdings in this sector that target baby-boomer women and teenagers, such as Chico’s, Too Inc. and Hot Topic, as well as interactive gaming software retailers like Game Stop.

TOP 5 SECTORS
(as a percentage of 9/30/2002 net assets)

Consumer Discretionary	23.6%

Health Care	17.3%

Industrials	15.9%

Information Technology	15.7%

Financials	12.6%

Which areas had a negative effect on performance?

The information technology sector reported bad news quarter after quarter and was down almost 38% in the Russell 2000 Growth. Our underweighting in the sector limited our losses, but it was a difficult place to invest over the 12 months. We were able to find a pocket of strength in gaming software designed for the Microsoft Xbox, Sony PlayStation 2 and Nintendo GameCube. These companies have created a slew of new

PORTFOLIO MANAGER INTERVIEW continued

titles for the upcoming holiday season, which bodes well for growth in the coming months.

We were also underweighted in the financial sector, which turned out to be the best performing group, and that negatively affected performance. One of the reasons we do not fully participate in the sector is because we try to stay away from real estate investment trust (REIT) stocks, which do not fit our growth characteristics. They are more of an income, yield-producing stock rather than a growth stock. In addition, we have had difficulty finding small banks that have both the desired growth characteristics and sufficient liquidity to develop a meaningful position. The energy sector was also disappointing because we tried to take advantage of a natural gas cycle that was slow to materialize.

TOP 10 HOLDINGS
(as a percentage of 9/30/2002 net assets)

Career Education Corp.	3.3%

Coinstar, Inc.	3.1%

Harman International Industries, Inc.	2.7%

United Natural Foods, Inc.	2.7%

Arbitron, Inc.	2.5%

Education Management Corp.	2.3%

Arch Cap Group, Ltd	2.2%

Hudson United Bancorp	2.2%

Electronics Boutique Holdings Corp.	2.2%

Susquehanna Bancshares, Inc.	2.2%

What is your outlook for the next 12 months?

Up to this point, the full weight of economic growth has been on the consumer. Extremely low interest rates have allowed many Americans to refinance their homes and to use that available cash to make additional purchases. There is little room left for rates to drop, which means the driver behind the consumer’s ability to sustain spending may soon dissipate. At that point, we will need an increase in corporate spending to sustain or accelerate economic growth.

A lack of conviction in the growth outlooks of many companies, as well as in their financial statements, has produced a contraction in the multiples. The result is a decline in investors’ propensity to take risks. The uncertainty level over where the war on terror will take us and how that might affect the oil and energy industries just exacerbates that lowered propensity. So, although we believe the conditions are right for an economic rebound, it is unclear what the catalyst will be to spark the rebound.

In this market environment, patience is an important element. While we wait for recovery, we will diligently monitor the data and talk to companies’ management teams in an effort to identify any factors that could kindle future growth. We are paying close attention to valuation and plan to err on the side of conservatism while overlaying a disciplined risk management process on our activities. We will continue to examine not only the return potential of each holding, but the downside risk potential as well. We believe that sometime in 2003, we will see a pickup in economic growth that will lead to higher corporate earnings and an overall rebound in the market.

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended September 30,		Year Ended June 30,				Year Ended
	2002	2001[1]	2001	2000	1999	1998[2]	February 28, 1998[3]
CLASS I
Net asset value, beginning of period	$9.68	$12.94	$22.76	$13.65	$13.12	$13.23	$11.28
Income from investment operations
Net investment loss	-0.05	-0.02	-0.04	-0.07	-0.08	-0.03	-0.06
Net realized and unrealized gains or losses on securities	-1.11	-3.24	-6.22	9.18	0.63	-0.08	2.48
Total from investment operations	-1.16	-3.26	-6.26	9.11	0.55	-0.11	2.42

Distributions to shareholders from net realized gains	0	0	-3.56	0	-0.02	0	-0.47

Net asset value, end of period	$8.52	$9.68	$12.94	$22.76	$13.65	$13.12	$13.23
Total return	-11.98%	-25.19%	-29.67%	66.74%	4.22%	-0.83%	21.67%
Ratios and supplemental data
Net assets, end of period (thousands)	$106,182	$114,796	$143,801	$159,444	$70,114	$69,283	$47,524
Ratios to average net assets
Expenses[4]	0.87%	0.87%[5]	0.86%	0.93%	1.02%	1.01%[5]	0.92%
Net investment loss	-0.50%	-0.69%[5]	-0.31%	-0.42%	-0.68%	-0.62%[5]	-0.48%
Portfolio turnover rate	182%	47%	285%	312%	165%	54%	166%

1.  For the three months ended September 30, 2001. The fund changed its fiscal year end from June 30 to September 30, effective September 30 2001.

2.  For the four months ended June 30, 1998. The fund changed its fiscal year end from February 28 to June 30, effective June 30, 1998.

3.  Net investment loss per share is based on average shares outstanding during the period.

4.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

5.  Annualized

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS

September 30, 2002

	Shares	Value

COMMON STOCKS - 96.4%
CONSUMER DISCRETIONARY - 23.6%
Auto Components - 1.9%
American Axle & Manufacturing Holdings, Inc. *	79,800	$ 1,993,404
Hotels, Restaurants & Leisure - 1.5%
Shuffle Master, Inc. *	89,500	1,665,595
Household Durables - 2.7%
Harman International Industries, Inc.	55,000	2,846,250
Leisure Equipment & Products - 6.3%
Action Performance Companies, Inc.	66,200	1,701,340
Gamestop Corp. *	102,800	2,102,260
Midway Games, Inc. *(p)	179,200	982,016
Third Wave Technologies, Inc. *	208,600	281,610
Winnebago Industries, Inc. (p)	40,700	1,608,871
6,676,097
Media - 1.3%
J2 Global Communications, Inc. *(p)	71,100	1,414,179
Specialty Retail - 9.9%
A.C. Moore Arts & Crafts, Inc. *	80,400	1,698,851
Electronics Boutique Holdings Corp. *	84,100	2,308,545
Hot Topic, Inc. *	73,950	1,333,319
Sonic Corp. *	74,700	1,725,570
Too, Inc. *	85,700	1,995,096
Urban Outfitters, Inc. *	60,400	1,467,116
10,528,497
CONSUMER STAPLES - 7.0%
Beverages - 2.0%
Cott Corp. *	144,200	2,184,630
Food & Drug Retailing - 3.7%
Performance Food Group Co. *	31,700	1,076,532
United Natural Foods, Inc. *	123,400	2,841,902
3,918,434
Food Products - 1.3%
NBTY, Inc. *	107,400	1,394,052
ENERGY - 3.2%
Energy Equipment & Services - 1.9%
Cal Dive International, Inc. *	62,600	1,262,016
Lone Star Technologies, Inc. *	62,300	738,255
2,000,271
Oil & Gas - 1.3%
Vintage Petroleum, Inc.	126,500	1,366,200
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

September 30, 2002

	Shares	Value

FINANCIALS - 12.6%
Banks - 9.5%
Coinstar, Inc. *	129,700	$ 3,343,666
Dime Community Bancorp, Inc.	101,000	2,163,420
Hudson United Bancorp	86,800	2,308,880
Susquehanna Bancshares, Inc.	106,100	2,297,065
10,113,031
Diversified Financials - 3.1%
Arch Cap Group, Ltd *	84,000	2,346,960
Resources Connection, Inc. *	63,500	915,035
3,261,995
HEALTH CARE - 17.3%
Biotechnology - 4.3%
Abgenix, Inc. *	165,900	1,076,691
Charles River Laboratories International, Inc. *	27,300	1,071,525
ILEX Oncology, Inc. *	91,100	432,725
InterMune, Inc. *(p)	37,500	1,230,750
Isis Pharmaceuticals, Inc. *	76,000	749,360
4,561,051
Health Care Equipment & Supplies - 4.9%
BioReliance Corp. *	25,100	522,582
Biosite, Inc. *(p)	56,700	1,643,733
Conceptus, Inc. *	92,000	1,407,600
Orthofix International NV *	61,300	1,621,998
5,195,913
Health Care Providers & Services - 7.3%
Pediatrix Medical Group, Inc. *	69,500	2,153,805
Serologicals Corp. *	107,100	1,434,069
Stericycle, Inc. *	67,100	2,276,032
VCA Antech, Inc. *	149,500	1,844,830
7,708,736
Pharmaceuticals - 0.8%
BioMarin Pharmaceutical, Inc. *	154,400	893,976
INDUSTRIALS - 15.9%
Aerospace & Defense - 1.3%
Engineered Support Systems, Inc.	23,700	1,351,848
Commercial Services & Supplies - 9.0%
Arbitron, Inc. *	79,100	2,697,310
Career Education Corp. *	73,400	3,523,787
Education Management Corp. *	56,000	2,479,120
On Assignment, Inc. *	103,000	851,810
9,552,027
Machinery - 1.7%
Kennametal, Inc.	56,500	1,814,780
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

September 30, 2002

	Shares	Value

Marine - 1.2%
Tidewater, Inc.	45,000	$ 1,214,550
Road & Rail - 2.7%
Covenant Transport, Inc., Class A *	100,400	1,757,000
U.S. Freightways Corp.	40,200	1,152,936
2,909,936
INFORMATION TECHNOLOGY - 15.7%
Electronic Equipment & Instruments - 3.1%
Actuant Corp., Class A *	42,000	1,549,800
Power Integrations, Inc. *	139,500	1,700,505
3,250,305
Internet Software & Services - 0.7%
Alloy, Inc. *	92,500	768,675
Semiconductor Equipment & Products - 3.8%
Asyst Technologies, Inc. *	125,300	756,812
Integrated Circuit System, Inc. *	110,400	1,733,280
Photon Dynamics, Inc. *	85,000	1,583,550
4,073,642
Software - 8.1%
ANSYS, Inc. *	58,100	1,001,063
Magma Design Automation, Inc. *	126,500	1,128,380
MRO Software, Inc. *	71,200	619,440
Precise Software Solutions, Ltd. *(p)	76,200	697,992
ProQuest Co. *	45,700	1,386,995
Take-Two Interactive Software, Inc. *	64,400	1,867,600
THQ, Inc. *(p)	88,950	1,850,160
8,551,630
MATERIALS - 1.1%
Chemicals - 1.1%
Georgia Gulf Corp.	52,300	1,196,101
Total Common Stocks		102,405,805
SHORT-TERM INVESTMENTS - 9.8%
MUTUAL FUND SHARES - 9.8%
Evergreen Institutional Money Market Fund (o)	4,645,264	4,645,264
Evergreen Cash Management Money Market Fund rr	5,764,028	5,764,028
Total Short-Term Investments		10,409,292
Total Investments - (cost $126,543,704) - 106.2%		112,815,097
Other Assets and Liabilities - (6.2%)		(6,633,051)
Net Assets - 100.0%		$ 106,182,046

*	Non-income producing security.
(p)	All or a portion of this security is on loan
(pp)	Represents investment of cash collateral received for securities on loan.
(o)	The advisor of the fund and the advisor of the money market fund are each a division of Wachovia Corporation.
See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

September 30, 2002

Assets
Identified cost of securities	$ 126,543,704
Net unrealized losses on securities	(13,728,607)

Market value of securities	112,815,097
Receivable for securities sold	800,485
Receivable for Fund shares sold	390,137
Dividends and interest receivable	26,712
Prepaid expenses and other assets	14,964

Total assets	114,047,395

Liabilities
Payable for securities purchased	1,926,251
Payable for Fund shares redeemed	155,266
Payable for securities on loan	5,764,028
Advisory fee payable	2,048
Due to other related parties	289
Accrued expenses and other liabilities	17,467

Total liabilities	7,865,349

Net assets	$ 106,182,046

Net assets represented by
Paid-in capital	$ 187,483,098
Undistributed net investment loss	(201)
Accumulated net realized losses on securities	(67,572,244)
Net unrealized losses on securities	(13,728,607)

Total net assets	$ 106,182,046

Shares outstanding -- Class I	12,460,875

Net asset value per share -- Class I	$ 8.52

See Notes to Financial Statements

STATEMENT OF OPERATIONS

Year Ended September 30, 2002

Investment income
Dividends	$ 355,081
Securities lending income	40,471
Interest	73,612

Total investment income	469,164

Expenses
Advisory fee	902,011
Administrative services fees	129,093
Transfer agent fee	3,147
Trustees’ fees and expenses	2,633
Printing and postage expenses	15,974
Custodian fee	33,672
Registration and filing fees	7,361
Professional fees	22,810
Other	2,368

Total expenses	1,119,069
Less: Expense reductions	(2,299)

Net expenses	1,116,770

Net investment loss	(647,606)

Net realized and unrealized losses on securities
Net realized losses on securities	(10,041,209)
Net change in unrealized gains or losses on securities	(4,358,690)

Net realized and unrealized losses on securities	(14,399,899)

Net decrease in net assets resulting from operations	$ (15,047,505)

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended September 30,
	2002		2001(a)

Operations
Net investment loss		$ (647,606)		$ (228,150)
Net realized losses on securities		(10,041,209)		(12,995,725)
Net change in unrealized gains or
losses on securities		(4,358,690)		(24,768,751)

Net decrease in net assets resulting from operations		(15,047,505)		(37,992,626)

	Shares		Shares
Capital share transactions
Proceeds from shares sold	2,733,199	29,094,806	1,221,375	14,480,917
Payment for shares redeemed	(2,133,237)	(22,661,692)	(474,824)	(5,492,390)

Net increase in net assets resulting from capital share transactions		6,433,114		8,988,527

Total decrease in net assets		(8,614,391)		(29,004,099)
Net assets
Beginning of period		114,796,437		143,800,536

End of period		$ 106,182,046		$ 114,796,437

Undistributed net investment loss		$ (201)		$ (198)

	Year Ended June 30, 2001

Operations
Net investment loss		$ (441,324)
Net realized losses on securities		(42,820,938)
Net change in unrealized gains or losses on securities		(9,341,300)

Net decrease in net assets resulting from operations		(52,603,562)

Distributions to shareholders from net realized gains		(28,573,198)

	Shares
Capital share transactions
Proceeds from shares sold	3,448,589	54,741,133
Net asset value of shares issued in reinvestment of distributions	1,903,445	28,570,708
Payment for shares redeemed	(1,243,759)	(17,778,803)

Net increase in net assets resulting from capital share transactions		65,533,038

Total decrease in net assets		(15,643,722)
Net assets
Beginning of period		159,444,258

End of period		$ 143,800,536

Undistributed net investment loss		$ (528)

(a) For the three months ended September 30, 2001. The fund changed its fiscal year end from June 30 to September 30, effective September 30, 2001.
See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Evergreen Select Small Cap Growth Fund (the “Fund”) is a diversified series of Evergreen Select Equity Trust (the “Trust”), a Delaware business trust organized on September 18, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund offers Institutional (“Class I”) shares. Class I shares are sold without a front-end sales charge or contingent deferred sales charge.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

a. Valuation of investments

Listed equity securities are usually valued at the last sales price reported on the national securities exchange, where the securities are principally traded.

Short-term securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value.

Investments in other mutual funds are valued at net asset value. Securities for which market quotations are not available are valued at fair value as determined in good faith, according to procedures approved by the Board of Trustees.

b. Securities lending

The Fund may lend its securities to certain qualified brokers in order to earn additional income. The Fund receives compensation in the form of fees or interest earned on the investment of any cash collateral received. The Fund receives collateral in the form of cash or securities with a market value at least equal to the market value of the securities on loan, including accrued interest. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral.

c. Security transactions and investment income

Security transactions are recorded no later than one business day after the trade date. Realized gains and losses are computed using the specific cost of the security sold. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date.

d. Federal taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

NOTES TO FINANCIAL STATEMENTS continued

e. Distributions

Distributions to shareholders from net investment income and net realized gains are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

Reclassifications have been made to the Fund’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations. The primary permanent differences causing such reclassifications are due to net operating losses.

3. ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC (“EIMC”), an indirect, wholly-owned subsidiary of Wachovia Corporation (“Wachovia”) (formerly First Union Corporation), is the investment advisor to the Fund and is paid a fee starting at 0.71% and declining to 0.56% as average daily net assets increase.

Evergreen Investment Services, Inc. (“EIS”), an indirect, wholly-owned subsidiary of Wachovia, is the administrator to the Fund. As administrator, EIS provides the Fund with facilities, equipment and personnel and is paid an annual administrative fee of 0.10% of the Fund’s average daily net assets.

Evergreen Service Company, LLC (“ESC”), an indirect, wholly-owned subsidiary of Wachovia, is the transfer and dividend disbursing agent for the Fund.

The Fund has placed a portion of its portfolio transactions with brokerage firms that are affiliates of Wachovia. During the year ended September 30, 2002, the Fund paid brokerage commissions of $43,601 to Wachovia Securities, Inc.

4. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were $232,479,930 and $226,645,366, respectively, for the year ended September 30, 2002.

The Fund loaned securities during the year ended September 30, 2002 to certain brokers. At September 30, 2002, the value of securities on loan and the value of collateral (including accrued interest) amounted to $5,549,755 and $5,764,028, respectively.

On September 30, 2002, the aggregate cost of securities for federal income tax purposes was $127,402,057. The gross unrealized appreciation and depreciation on securities based on tax cost was $6,125,269 and $20,712,229, respectively, with a net unrealized depreciation of $14,586,960.

As of September 30, 2002 the Fund had $55,976,448 in capital loss carryovers for federal income tax purposes with $6,476,557 expiring in 2008, $49,387,972 expiring in 2009 and $111,919 expiring in 2010.

NOTES TO FINANCIAL STATEMENTS continued

For income tax purposes, capital losses incurred after October 31 within the Fund’s fiscal year are deemed to arise on the first business day of the following fiscal year. The Fund has incurred and will elect to defer post October losses of $10,737,443.

5. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other certain funds in the Evergreen fund family may participate in an interfund lending program. This program allows the funds to borrow from, or lend money to, other participating funds.

During the year ended September 30, 2002, the Fund did not participate in the interfund lending program.

6. DISTRIBUTIONS TO SHAREHOLDERS

As of September 30, 2002, the components of distributable earnings on a tax basis were as follows:

Overdistributed Ordinary Income	Unrealized Depreciation	Capital Loss Carryforward and Post-October Loss

$201	$14,586,960	$66,713,891

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales.

7. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and the Fund’s custodian a portion of fund expenses has been reduced. The Fund received expense reductions from expense offset arrangements of $2,299 which represents 0.00% of its average net assets.

8. DEFERRED TRUSTEES’ FEES

Each independent Trustee of the Fund may defer any or all compensation related to performance of their duties as Trustees. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts are based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

9. FINANCING AGREEMENT

The Fund and certain other Evergreen funds share in a $150 million unsecured revolving credit commitment for temporary and emergency purposes, including the funding of redemptions, as permitted by each Fund’s borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the participating funds are charged an annual commitment fee of 0.09% of the unused balance, which is allocated pro rata.

During the year ended September 30, 2002, the Fund had no borrowings under this agreement.

INDEPENDENT AUDITORS’ REPORT

Board of Trustees and Shareholders
Evergreen Select Equity Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Evergreen Select Small Cap Growth Fund, a portfolio of Evergreen Select Equity Trust, as of September 30, 2002, and the related statement of operations for the year then ended, statements of changes in net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2002 by correspondence with the custodian. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Evergreen Select Small Cap Growth Fund as of September 30, 2002, and the results of its operations, changes in its net assets, and financial highlights for each of the years or periods described above in conformity with accounting principles generally accepted in the United States of America.

Boston, Massachusetts
November 1, 2002

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OFFICERS
William M. Ennis† President DOB: 6/26/1960 Term of office since: 1999	President and Chief Executive Officer, Evergreen Investment Company, Inc. and Chief Operating Officer, Capital Management Group, Wachovia Bank, N.A.

Carol Kosel†† Treasurer DOB: 12/25/1963 Term of office since: 1999	Senior Vice President, Evergreen Investment Services, Inc. and Treasurer, Vestaur Securities, Inc.; former Senior Manager, KPMG LLP.

Michael H. Koonce†† Secretary DOB: 4/20/1960 Term of office since: 2000	Senior Vice President and General Counsel, Evergreen Investment Services, Inc.; Senior Vice President and Assistant General Counsel, Wachovia Corporation; former Senior Vice President and General Counsel, Colonial Management Associates, Inc.; former Vice President and Counsel, Colonial Management Associates, Inc.

Nimish S. Bhatt††† Vice President and Assistant Treasurer DOB: 6/6/1963 Term of office since: 1998	Vice President, Tax, BISYS Fund Services; former Assistant Vice President, EAMC/First Union National Bank; former Senior Tax Consulting/Acting Manager, Investment Companies Group, PricewaterhouseCoopers LLP, New York.

Bryan Haft††† Vice President DOB: 1/23/1965 Term of office since: 1998	Team Leader, Fund Administration, BISYS Fund Services.

† The address of the Officer is 401 S. Tryon Street, 20th Floor, Charlotte, NC 28288.

†† The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

††† The address of the Officer is 3435 Stelzer Road, Columbus, OH 43219.

BOARD OF TRUSTEES*
Charles A. Austin III Trustee DOB: 10/23/1934 Term of office since: 1991	Principal occupations: Investment Counselor, Anchor Capital Advisors, Inc. (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; The Francis Ouimet Society; Former Investment Counselor, Appleton Partners, Inc. (investment advice); Former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice); Former Director, Health Development Corp. (fitness-wellness centers); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Other directorships: None

K. Dun Gifford Trustee DOB: 10/23/1938 Term of office since: 1974	Principal occupations: Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Treasurer and Chairman of the Finance Committee, Cambridge College; Former Managing Partner, Roscommon Capital Corp.; Former Chairman of the Board, Director, and Executive Vice President, The London Harness Company (leather goods purveyor); Former Chairman, Gifford, Drescher & Associates (environmental consulting); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Other directorships: None

Leroy Keith, Jr. Trustee DOB: 2/14/1939 Term of office since: 1983	Principal occupations: Partner, Stonington Partners, Inc. (private investment firm); Trustee of Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund; Former Chairman of the Board and Chief Executive Officer, Carson Products Company (manufacturing); Former Director of Phoenix Total Return Fund and Equifax, Inc. (worldwide information management); Former President, Morehouse College; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Other directorships: Trustee, Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund

Gerald M. McDonnell Trustee DOB: 7/14/1939 Term of office since: 1988	Principal occupations: Sales Manager, SMI-STEEL - South Carolina (steel producer); Former Sales and Marketing Management, Nucor Steel Company; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Other directorships: None

Thomas L. McVerry Trustee DOB: 8/2/1938 Term of office since: 1993	Principal occupations: Director of Carolina Cooperative Credit Union; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust. Other directorships: None

William Walt Pettit Trustee DOB: 8/26/1955 Term of office since: 1984	Principal occupations: Partner and Vice President in the law firm of Kellam & Pettit, P.A.; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Other directorships: None

BOARD OF TRUSTEES* continued

David M. Richardson Trustee DOB: 9/19/1941 Term of office since: 1982	Principal occupations: President, Richardson, Runden & Company (new business development/consulting company); Managing Director, Kennedy Information, Inc. (executive recruitment information and research company); Trustee, 411 Technologies, LLP (communications); Director, J&M Cumming Paper Co. (paper merchandising); Columnist, Commerce and Industry Association of New Jersey; Former Vice Chairman, DHR International, Inc. (executive recruitment); Former Senior Vice President, Boyden International Inc. (executive recruitment); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Other directorships: None

Russell A. Salton III, MD Trustee DOB: 6/2/1947 Term of office since: 1984	Principal occupations: Medical Director, Healthcare Resource Associates, Inc.; Former Medical Director, U.S. Health Care/Aetna Health Services; Former Consultant, Managed Health Care; Former President, Primary Physician Care; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Other directorships: None

Michael S. Scofield Trustee DOB: 2/20/1943 Term of office since: 1984	Principal occupations: Attorney, Law Offices of Michael S. Scofield; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust. Other directorships: None

Richard J. Shima Trustee DOB: 8/11/1939 Term of office since: 1993	Principal occupations: Independent Consultant; Director, Trust Company of CT; Trustee, Saint Joseph College (CT); Director of Hartford Hospital, Old State House Association; Trustee, Greater Hartford YMCA; Former Chairman, Environmental Warranty, Inc. (insurance agency); Former Executive Consultant, Drake Beam Morin, Inc. (executive outplacement); Former Director of Enhance Financial Services, Inc.; Former Director of CTG Resources, Inc. (natural gas); Former Director Middlesex Mutual Assurance Company; Former Chairman, Board of Trustees, Hartford Graduate Center; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Other directorships: None

Richard K. Wagoner, CFA** Trustee DOB: 12/12/1937 Term of office since: 1999	Principal occupations: Current Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society; Former Chief Investment Officer, Executive Vice President and Head of Capital Management Group, First Union National Bank; Former Consultant to the Boards of Trustees of the Evergreen Funds; Former Member, New York Stock Exchange; Former Trustee, Mentor Funds and Cash Resource Trust.

Other directorships: None

* Each Trustee serves until a successor is duly elected or qualified or until his death, resignation, retirement or removal from office. The address of each Trustee is 200 Berkeley Street, Boston, MA 02116. Each Trustee oversees 105 Evergreen funds.

** Mr. Wagoner is an “interested person” of the fund because of his ownership of shares in Wachovia Corporation (formerly First Union Corporation), the parent to the fund’s investment advisor.

Additional information about the fund’s Board of Trustees can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

Investments that stand the test of time

Year in and year out, Evergreen Investments seeks to provide each client with sound, time-tested investment strategies designed for sustainable long-term success. With $213 billion* in assets under management, we manage diverse investments from institutional portfolios to mutual funds, variable annuities to retirement plans, alternative investments to private accounts. Our commitment to every one of our clients is reflected in the rigor and discipline with which we manage investments.

We offer a complete family of mutual funds designed to help investors meet a wide range of financial goals. From money market funds that meet short-term needs to international funds that involve greater risk but seek potentially higher returns, Evergreen provides a broad array of flexible investment options. Across all investment styles, we are committed to providing investors with investment excellence day after day, quarter after quarter and year after year.

*As of September 30, 2002

Visit us online at EvergreenInvestments.com

FOR MORE INFORMATION
Evergreen Express Line 800.346.3858
Evergreen Investor Services 800.343.2898

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of the highest tier of service to shareholders within the mutual fund industry. It is awarded only to firms that exceed industry norms in key service areas. Evergreen Investments was measured against 62 mutual fund service providers.

563834 11/2002

Evergreen Investments
200 Berkeley Street
Boston, MA 02116-5034